UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 22, 2005

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 34 pages.

ITEM 1.01    Entry into a Material Definitive Agreement.

           The following descriptions of the arrangements and agreements between BB&T Corporation (the “Company”) and certain executive officers and directors of the Company are qualified in their entirety by reference to the applicable governing document or attached description, as appropriate.

           On February 22, 2005, the Compensation Committee of the Company’s Board of Directors and/or the Board of Directors of the Company approved the following agreements and arrangements:

(i)	A summary of the material terms and conditions of the Annual Non-Employee Director Option Grant Program, which summary is attached hereto and incorporated herein by reference;

(ii)

The form of employee nonqualified stock option agreement for the Company’s 1995 Omnibus Stock Incentive Plan, as amended and restated (the “1995 Plan”), which agreement is attached hereto and incorporated herein by reference;

(iii)

The form of non-employee director nonqualified stock option agreement for the Company’s 2004 Stock Incentive Plan (the “2004 Plan”), which agreement is attached hereto and incorporated herein by reference;

(iv)	The form of employee nonqualified stock option agreement for the Company’s 2004 Plan, which agreement is attached hereto and incorporated herein by reference;

(v)

The 2005 Declaration of Amendment to the Company’s Non-Employee Directors’ Deferred Compensation and Stock Option Plan (the “Directors’ Plan”), which modifies the term of the Stock Option Subplan (a component of the Directors’ Plan) in order to address certain requirements recently imposed pursuant to Section 409A of the Internal Revenue Code of 1986, as amended, and related guidance, which Declaration of Amendment is attached hereto and incorporated herein by reference; and

(vi)	The 2005 salaries for executive officers, the 2004 performance-based incentive awards and the 2004 equity awards earned by or payable to the Company’s executive officers.

(a)

Long-term incentive performance criteria: The performance criteria applied in determining amounts payable under the Company’s 2002-2004 LTIP Performance Unit Plan was the average return on equity for the period 2002-2004, with a target of 22.54% and a maximum of 24.38%. The target payment was 90% of average base salary for John A. Allison IV, 82.5% of average base salary for Henry G. Williamson, 75% of average base salary for Kelly S. King and either 60% or 30% of average base salary for the other executive officers. The awards are payable in cash or shares of Common Stock at the discretion of the Compensation Committee.

The performance criteria that will be applied in determining amounts payable under the Company’s 2003-2005 LTIP Performance Unit Plan is the average return on equity for the period 2003-2005, with a target of 20.05% and a maximum of 23.64%. The target payment will be 120% of average base salary for John A. Allison IV, 98% of average base salary for Henry G. Williamson, 83% of average base salary for Kelly S. King and either 75% or 60% of average base salary for the other executive officers. The awards will be payable in cash or shares of Common Stock at the discretion of the Compensation Committee.

The LTIP Performance Unit Plan operates as a component of the 1995 Plan and the 2004 Plan.

(b)

Short-term incentive performance criteria: The target incentive award under the Company’s Short-Term Executive Incentive Plan during 2004 was established for the Chief Executive Officer, Chief Operating Officer and President at 100% of base salary, and for other members of executive management at 90% or 75% of base salary. The performance criteria applicable to the Chief Executive Officer and the rest of executive management for purposes of the Company’s Short-Term Executive Incentive Plan are determined based solely on corporate performance. For the Chief Executive Officer and the rest of executive management, the Compensation Committee established corporate performance goals for 2004 based on cash basis earnings per share (weighted at 80%) and return on assets (weighted at 20%), with specific goals established by review of peer groups and prior year results.

The performance criteria for 2005 that will be applied to determine the target incentive award under the Company’s Short-Term Executive Incentive Plan was established for the Chief Executive Officer and Chief Operating Officer at 100% of base salary, and for other members of executive management at 90% or 75% of base salary. The performance criteria applicable to the Chief Executive Officer and the rest of executive management for purposes of the Company’s Short-Term Executive Incentive Plan are determined based solely on corporate performance. For the Chief Executive Officer and the rest of executive management, the Compensation Committee established corporate performance goals for 2005 based on cash basis earnings per share (weighted at 80%) and return on assets (weighted at 20%), with specific goals that will be established by review of peer groups and prior year results.

ITEM 9.01    Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description of Exhibit

10.A	Summary of terms of Annual Non-Employee Director Option Grant Program.

10.B	Form of Employee Nonqualified Stock Option Agreement for the BB&T Corporation 1995 Omnibus Stock Incentive Plan, as amended and restated.

10.C	Form of Non-Employee Director Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.D	Form of Employee Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.E	2005 Declaration of Amendment to BB&T Corporation Non-Employee Directors’ Deferred Compensation and Stock Option Plan.

10.F	BB&T Corporation Non-Employee Directors’ Deferred Compensation and Stock Option Plan, as amended and restated, incorporated herein by reference to Exhibit 10(v) to the Annual Report on Form 10-K, filed on March 15, 2002.

10.G	BB&T Corporation 1995 Omnibus Stock Incentive Plan, as amended and restated, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8, File No. 333-116502, filed on June 15, 2004.

10.H	BB&T Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8, File No. 333-116488, filed on June 15, 2004.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       February 28, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.A	Summary of Terms of Annual Non-Employee Director Option Grant Program.

10.B	Form of Employee Nonqualified Stock Option Agreement for the BB&T Corporation 1995 Omnibus Stock Incentive Plan, as amended and restated.

10.C	Form of Non-Employee Director Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.D	Form of Employee Nonqualified Stock Option Agreement for the BB&T Corporation 2004 Stock Incentive Plan.

10.E	2005 Declaration of Amendment to BB&T Corporation Non-Employee Directors’ Deferred Compensation and Stock Option Plan.

10.F	BB&T Corporation Non-Employee Directors’ Deferred Compensation and Stock Option Plan, as amended and restated, incorporated herein by reference to Exhibit 10(v) to the Annual Report on Form 10-K, filed on March 15, 2002.

10.G	BB&T Corporation 1995 Omnibus Stock Incentive Plan, as amended and restated, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8, File No. 333-116502, filed on June 15, 2004.

10.H	BB&T Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8, File No. 333-116488, filed on June 15, 2004.